As filed with the Securities and Exchange Commission on May 4, 2007
                                                    Registration No. 333-71821
 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------

                        Post-Effective Amendment No. 1 to
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        --------------------------------

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)
            Delaware
 (State or other jurisdiction of                      06-0619596
  incorporation or organization)         (I.R.S. Employer Identification No.)
                        --------------------------------

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                                 (203) 614-5600
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                        --------------------------------

                           CITIZENS UTILITIES COMPANY
                NON-EMPLOYEE DIRECTORS' DEFERRED FEE EQUITY PLAN
                              (Full Title of Plan)
                        --------------------------------

                               Donald R. Shassian
                             Chief Financial Officer
                         Citizens Communications Company
                                3 High Ridge Park
                           Stamford, Connecticut 06905
                                 (203) 614-5600

                     (Name and address, including zip code,
        and telephone number, including area code, of agent for service)

                        --------------------------------

                                    Copy to:

                            Hilary E. Glassman, Esq.
              Senior Vice President, General Counsel and Secretary
                         Citizens Communications Company
                                3 High Ridge Park
                           Stamford, Connecticut 06905
                                 (212) 614-5600
                        --------------------------------


================================================================================

                              EXPLANATORY STATEMENT

     A total of 1,200,000 shares of common stock, par value $0.25 per share, of Citizens Communications Company (formerly Citizens Utilities Company), a Delaware corporation (the "Company") (as adjusted for stock dividends and stock splits), were registered in connection with the Company's Non-Employee Directors' Deferred Fee Equity Plan (the "Deferred Fee Plan"), which shares were registered on a Registration Statement on Form s-8 filed on February 5, 1999 (Registration No. 333-71821) (the "February 1999 Form S-8"). Of the 1,200,000 shares registered in the February 1999 Form S-8, 540,761 shares were not subject to outstanding awards at the time the Company determined not to issue any further awards under the Deferred Fee Plan and such shares were carried forward to the Company's Non-Employee Directors' Equity Incentive Plan (the "Equity Incentive Plan"). Pursuant to Instruction E to Form S-8 and the telephonic interpretation of the Securities and Exchange Commission set forth in Section G. Securities Act Forms, No. 89, of the Division of Corporation Finance's Manual of Publicly Available Telephone Interpretations dated July 1997, 540,761 shares of the Company's common stock registered on the February 1999 Form S-8 are being carried forward to, and deemed covered by, the registration statement on the separate Form S-8 filed concurrently herewith in connection with the Company's Equity Incentive Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     Pursuant to General Instruction E to Form S-8, the contents of the February 1999 Form S-8 filed by the Company with respect to the securities offered by the Deferred Fee Plan are hereby incorporated by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 4th day of May, 2007.

                         CITIZENS COMMUNICATIONS COMPANY



                         By: /s/ Robert J. Larson
                            --------------------------------
                                 Robert J. Larson
                                 Senior Vice President and
                                 Chief Accounting Officer


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Citizens Communications Company, hereby severally constitute and appoint Donald R. Shassian and Robert
J. Larson, and each of them singly, our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for us and in our name in the capacities indicated below, any and all amendments to this registration statement on Form S-8 filed by Citizens Communications Company with the Securities and Exchange Commission, and generally to do all such things in our name and behalf in such capacities to enable Citizens Communications Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys, or any of them, to any and all such amendments.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                Signature                            Title                            Date
                ---------                            -----                            ----


/s/ Mary Agnes Wilderotter                  Chairman of the Board, Chief           May 4, 2007
------------------------------------        Executive Officer and President
Mary Agnes Wilderotter                      (Principal Executive Officer)



/s/ Donald R. Shassian                      Chief Financial Officer                May 4, 2007
------------------------------------        (Principal Financial Officer)
Donald R. Shassian


/s/ Robert J. Larson                        Senior Vice President and Chief        May 4, 2007
------------------------------------        Accounting Officer
Robert J. Larson                            (Principal Accounting Officer)



/s/ Kathleen Q. Abernathy                   Director                               May 4, 2007
------------------------------------
Kathleen Q. Abernathy


/s/ Leroy T. Barnes, Jr.                    Director                               May 4, 2007
------------------------------------
Leroy T. Barnes, Jr.


/s/ Michael T. Dugan                        Director                               May 4, 2007
------------------------------------
Michael T. Dugan


/s/ Jeri B. Finard                          Director                               May 4, 2007
------------------------------------
Jeri B. Finard


/s/ Lawton Wehle Fitt                       Director                               May 4, 2007
------------------------------------
Lawton Wehle Fitt


/s/ Stanley Harfenist                       Director                               May 4, 2007
------------------------------------
Stanley Harfenist


/s/ William M. Kraus                        Director                               May 4, 2007
------------------------------------
William M. Kraus


/s/ Howard L. Schrott                       Director                               May 4, 2007
------------------------------------
Howard L. Schrott


/s/ Larraine D. Segil                       Director                               May 4, 2007
------------------------------------
Larraine D. Segil


/s/ Bradley E. Singer                       Director                               May 4, 2007
------------------------------------
Bradley E. Singer


/s/ Edwin Tornberg                          Director                               May 4, 2007
------------------------------------
Edwin Tornberg


/s/ David H. Ward                           Director                               May 4, 2007
------------------------------------
David H. Ward


/s/ Myron A. Wick, III                      Director                               May 4, 2007
------------------------------------
Myron A. Wick, III
